                                ACCESS FINANCIAL CORP.

     The undersigned certifies that he is a Vice President of Access Financial Corp., a Delaware corporation (the "company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of November 1, 1995 between Access Financial Corp., as Servicer (the "Company"), Access Financial Receivables Corp., as Seller, Cargill Financial Services Corporation, as Sponsor and The Bank of New York, as Trustee of the Trust (the "Trustee") (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

     1. The Monthly Report for the period 12/01/95 to 12/31/95 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement.

     2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred; and

     3. As of the close of the most recent Collection Period, the weighted average number of months in inventory of all non-liquidated Manufactured Homes is "0".

     IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of January, 1996.



                              ACCESS FINANCIAL CORP.

                              By:   /s/ Gary V. Busch
                                   -------------------------------------
                                   Name:  Gary V. Busch
                                   Title: Vice President

                   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                       PASS-THROUGH CERTIFICATES, SERIES 1995-1

                         Distribution Date:     1/15/96
                            Month-end:         12/31/95


SENIOR CERTIFICATES
    1   (a)   Amount Available (including Monthly
              Servicing Fee)                                                  2,315,676.60
                                                                          ----------------
        (b)   Class A-4 Interest Deficiency Amount
              (if any) and Class B-1 Interest Deficiency
              Amount (if any) withdrawn for prior
              Remittance Date                                                         0.00
                                                                          ----------------
        (c)   Amount Available after giving effect to
              withdrawl of Class A-4 Interest Deficiency
              Amount and Class B-1 Interest Deficiency
              Amount for prior Remittance Date                                2,315,676.60
                                                                          ----------------

Interest
    2   Aggregate Interest (total):                                             728,444.23
                                                                          ----------------

        (a)   Class A-1 Remittance Rate (    %)                           6.100
                                                                          ----------------
        (b)   Class A-1 Interest                                                348,152.23
                                                                          ----------------
        (c)   Class A-2 Remittance Rate (    %)                           6.375
                                                                          ----------------
        (d)   Class A-2 Interest                                                145,583.75
                                                                          ----------------
        (e)   Class A-3 Remittance Rate (    %)                           7.100
                                                                          ----------------
        (f)   Class A-3 Interest                                                234,708.25
                                                                          ----------------

    3   Amount applied to:
        (a)   Unpaid Senior Interest Shortfall                                        0.00
                                                                          ----------------
    4   Remaining:
        (a)   Unpaid Senior Interest Shortfall                                        0.00
                                                                          ----------------


Principal
        Prior Period Ending Scheduled Balance                               181,824,808.44
                                                                          ----------------
    5   Formula Principal Distribution Amount: (total)                        1,280,654.47
                                                                          ----------------
        (a)   Scheduled principal                                               291,363.01
                                                                          ----------------
        (b)   Principal Prepayments (PIF & Curtailments)                        289,946.75
                                                                          ----------------
        (c)   Liquidated Contracts                                                    0.00
                                                                          ----------------
        (d)   Repurchases (Principal)                                            23,747.57
                                                                          ----------------
        (e)   Accelerated Principal                                             675,575.40
                                                                          ----------------
        (f)   Principal shortfall on substitutions                                     n/a
                                                                          ----------------
        (g)   Principal adjustment for cut-off extensions                            21.74
                                                                          ----------------

    6   Pool Scheduled Principal Balance (all but e affects)                181,219,729.37
        (Charge-offs, cram-downs, losses will affect).                    ----------------

    7   Unpaid Senior Principal Shortfall (if any)
        following prior Remittance Date                                               0.00
                                                                          ----------------
    8   Senior Percentage for such Remittance Date
        (Until Class B Cross-Over Date, and on each
        Remittance Date thereafter unless each Class B
        Principal Distribution Test is satisfied, equals
        Senior Principal Balance divided by Pool
        Scheduled Principal Balance)                                      100.00
                                                                          ----------------
    9   Senior Percentage for the following
        Remittance Date                                                   100.00
                                                                          ----------------

    10  Senior principal distribution:
        (a)   Class A-1                                                       1,280,654.47
                                                                          ----------------
        (b)   Class A-2                                                               0.00
                                                                          ----------------
        (c)   Class A-3                                                               0.00
                                                                          ----------------
    11  (a)   Class A-1 Ending Principal Balance                             67,208,308.59
                                                                          ----------------
        (b)   Class A-2 Ending Principal Balance                             27,404,000.00
                                                                          ----------------
        (c)   Class A-3 Ending Principal Balance                             39,669,000.00
                                                                          ----------------

    12  Unpaid Senior Principal Shortfall (if any)
        following current Remittance Date                                             0.00
                                                                          ----------------


CLASS A-4 CERTIFICATES
    13  Class A-4 Amount Available
                                                                                306,577.90
                                                                          ----------------
Interest
    14  Aggregate Interest
        (a)   Class A-4 Remittance Rate (      %
              unless Weighted Average Contract
              Rate is below      %)                                       7.625
                                                                          ----------------
        (b)   Class A-4 Interest                                                 92,700.94
                                                                          ----------------
    15  Amount applied to Unpaid Class A-4
        Interest Shortfall                                                            0.00
                                                                          ----------------
    16  Amount applied to Class A-4 Interest
        Deficiency Amount                                                             0.00
                                                                          ----------------
    17  Remaining unpaid Class A-4 Interest
        Deficiency Amount                                                             0.00
                                                                          ----------------
    18  Remaining Unpaid Class A-4 Interest
        Shortfall                                                                     0.00
                                                                          ----------------
Principal
    19  Formula Principal Distribution Amount (total):                                0.00
                                                                          ----------------
        (a)   Scheduled principal                                                     0.00
                                                                          ----------------
        (b)   Principal Prepayments                                                   0.00
                                                                          ----------------
        (c)   Liquidated Contracts                                                    0.00
                                                                          ----------------
        (d)   Repurchases                                                             0.00
                                                                          ----------------
        (e)   Accelerated Principal                                                   0.00
                                                                          ----------------
    20  Pool Scheduled Principal Balance                                    181,219,729.37
                                                                          ----------------
    21  Class A-4 Percentage after prior
        Remittance Date                                                   0.00
                                                                          ----------------
    22  Class A-4 Percentage for such Remittance
        Date                                                              0.00
                                                                          ----------------
    23  Class A-4 Percentage for the following
        Remittance Date                                                   0.00
                                                                          ----------------
    24  Class A-4 principal distribution:
        (a)   Class A-4 (current)                                                     0.00
                                                                          ----------------
        (b)   Unpaid Class A-4 Principal Shortfall
              (if any) following prior Remittance Date                                0.00
                                                                          ----------------
    25  Unpaid Class A-4 Principal Shortfall (if any)
        following current Remittance Date                                             0.00
                                                                          ----------------
        Class A-4 Principal Balance                                          14,589,000.00
                                                                          ----------------
Class B Principal Distribution Tests (tests must be satisfied on
or after the Remittance Date occurring in December 2000)                         n/a
                                                                          ----------------


    26  Average Sixty-Day Deliquency Ratio Test
        (a)   Sixty-Day Deliquency Ratio for
              current Remittance Date (%)                                 .811859
                                                                          ----------------
        (b)   Average Sixty-Day Delinquency Ratio
              (arithmetic average of ratios for this month
              and two preceding months; may not
              exceed 5%)                                                  .67093
                                                                          ----------------
    27  Average Thirty-Day Delinquency Ratio Test
        (a)   Thirty-Day Delinquency Ratio for
              current Remittance Date                                     2.992955
                                                                          ----------------
        (b)   Average Thirty-Day Delinquency Ratio
              (arithmetic average of ratios for this month
              and two preceding months; may not
              exceed 7%)                                                  2.480978
                                                                          ----------------
    28  Cumulative Realized Losses Test
        (a)   Cumulative Realized Losses for current
              Remittance Date (Dec. 1, 2000 to Nov. 30, 2001,
              losses are less than 7% of cut-off principal balance,
              if Dec. 1, 2001 to Nov. 30. 2001, losses are less
              than 8% of cut-off principal balance, and if
              after Dec. 1, 2002 the losses are less than 9%
              of cut-off principal balance.)

    29  Current Realized Losses Test                                                  0.00
                                                                          ----------------
        (a)   Current Realized Losses for current
              Remittance Date                                                         0.00
                                                                          ----------------
        (b)   Current Realized Loss Ratio (total Realized Losses
              for most recent three months, multiplied by 4, divided
              by arithmetic average of Pool Scheduled Principal
              Balances for third preceding Remittance and for
              current Remittance Date; may not exceed 2.75%)                          0.00
                                                                          ----------------
    30  Class B Principal Balance Test
        (a)   Class B Principal Balance Test (Sum of the
              Class B Principal Balance and the
              Overcollateralization Amount as of such
              Remittance Date is greater than or equal
              to $3,647,313).                                                31,673,845.38
                                                                          ----------------
              Overcollateralized Amount - Ending Pool Scheduled
              Balance MINUS Sum of Principal Balances of A-1 to
              B-2 after distributions.


CLASS B-1 CERTIFICATES
    31  Amount Available less the Senior Distribution
        Amount and Class A-4 Distribution Amount                                213,876.96
                                                                          ----------------
Interest
    32  Class B-1 Remittance Rate (   %)                                  7.65
                                                                          ----------------
    33  Class B-1 Interest                                                      127,882.50
                                                                          ----------------
    34  Current Interest                                                        127,882.50
                                                                          ----------------
    35  Amount applied to Unpaid Class B-1
        Interest Shortfall                                                            0.00
                                                                          ----------------
    36  Amount applied to Class B-1 Interest Deficiency
        Amount                                                                        0.00
                                                                          ----------------
    37  Remaining unpaid Class B-1 Interest Deficiency
        Amount                                                                        0.00
                                                                          ----------------
    38  Remaining Unpaid Class B-1 Interst Shortfall                                  0.00
                                                                          ----------------
Principal
    39  Unpaid Class B-1 Principal Shortfall (if any)
        following prior Remittance Date                                               0.00
                                                                          ----------------
    40  (a)   Class B Percentage for such Remittance
              Date (until Class B Cross-over Date, and on
              each Remittance Date thereafter unless each
              Class B Principal Distribution Test is
              satisfied, equals zero. Thereafter, if each
              Class B Principal Distribution Test is
              satisfied, equals 100% minus Senior
              Percentage)                                                 0.00
                                                                          ----------------
        (b)   Class B Percentage for the following
              Remittance Date                                             0.00
                                                                          ----------------
    41  Current Principal (Class B Percentage of Formula
        Principal Distribution Amount)                                                0.00
                                                                          ----------------
    42  (a)   Class B-1 Principal Shortfall                                           0.00
                                                                          ----------------
        (b)   Unpaid Class B-1 Principal Shortfall                                    0.00
                                                                          ----------------
    43  Class B Principal Balance                                            31,002,639.00
                                                                          ----------------
    44  Class B-1 Principal Balance                                          20,060,000.00
                                                                          ----------------


CLASS B-2 CERTIFICATES

    45  Remaining Amount Available                                               85,994.46
                                                                          ----------------

Interest

    46  Class B-2 Remittance Rate (      %, unless
        Weighted Average Contract Rate is less than      %)               9.375
                                                                          ----------------
    47  Class B-2 Interest                                                       85,489.37
                                                                          ----------------
    48  Current Interest                                                         85,489.37
                                                                          ----------------
    49  Amount applied to Unpaid Class B-2 Interest
        Shortfall                                                                     0.00
                                                                          ----------------
    50  Remaining Unpaid Class B-2 Interest Shortfall                                 0.00
                                                                          ----------------

Principal

    51  Unpaid Class B-2 Principal Shortfall (if any)
        following prior Remittance Date                                               0.00
                                                                          ----------------
    52  Class B-2 Principal Liquidation Loss
        Amount                                                                        0.00
                                                                          ----------------
    53  Current principal (zero until Class B-1 paid
        down; thereafter, Class B Percentage of
        Forumal Principal Distribution Amount)                                        0.00
                                                                          ----------------
    54  Class B-2 Principal Balance                                          10,942,639.00
                                                                          ----------------

SENIOR, CLASS A-4, CLASS B-1 AND CLASS B-2 CERTIFICATES

Aggregate Scheduled Balances of delinquent Contracts

    56  30-59 days                                                            3,940,173.44
                                                                          ----------------
    57  60 days or more                                                       1,462,456.66
                                                                          ----------------
    58  Manufactured Homes repossessed                                                  10
                                                                          ----------------
    59  Manufactured Homes repossessed but
        remaining in inventory                                                          15
                                                                          ----------------
    60  Weighted Average Contract Rate of all
        outstanding Contracts (Note: Does not include
        1 % servicing fee.)                                               10.27
                                                                          ----------------



SERVICING
    61  Monthly Servicing Fee (deducted from
        Certificate Account balance to arrive at
        Amount Available if the Company is not
        the Servicer; deducted from funds remaining
        after payment of Senior Distribution Amount,
        Class A-4 Distribution Amount, Class B-1
        Distribution Amount, and Class B-2
        Distribution Amount, if the Company is
        the Servicer)                                                                 0.00
                                                                          ----------------
        Monthly interest on certificate account.                                    505.09
                                                                          ----------------
CLASS A-4 AND CLASS B-2 CERTIFICATES
    64  Class A-4 Interest Deficiency on such
        Remittance Date                                                               0.00
                                                                          ----------------
    65  Class B-1 Interest Deficiency on such
        Remittance Date                                                               0.00
                                                                          ----------------
REPOSSESSED CONTRACTS
    66  Repossessed Contracts                                                   254,951.90
                                                                          ----------------
    67  Repossessed Contracts Remaining in
        Inventory                                                               363,851.16
                                                                          ----------------
ACCELERATED PRINCIPAL CALCULATION
    68  Remaining Amount Available                                                    0.00
                                                                          ----------------
    69  Accelerated Principal                                                   675,575.40
                                                                          ----------------
RESIDUAL CERTIFICATES
    70  Class "C" Formula Distribution Amount (excess, if any,
        1/12 Weighted Net Contract Rate at beginning x pool
        scheduled balance at beginning MINUS the Certificate
        Interest [A-1 to B-2] Distribution Amount for date.)                          0.00
                                                                          ----------------
    71  Release Amount (if B-2 is zero)
                                                                                      0.00
                                                                          ----------------
    72  Reimburse Residual Certificaticate Holder per                                 0.00
        Section 10.06 (REMIC Tax Matters)                                 ----------------

    73  Remaining to Residual Holder                                                  0.00
                                                                          ----------------


Please contact the Bondholder Relations Department of the Bank of New York
at (212)    -    with any questions regarding this Statement on your
Distribution.